Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent events
Subsequent events

20. Subsequent Events

The Company issued three new loans secured by residential or commercial properties during July and August 2024 and renewed one existing loan in July 2024. The total amount of these loans was equivalent to $1,866,370

(C$2,585,000).

The Company generated total proceeds of approximately $5,542,952 through its ATM Agreement subsequent to June 30, 2024. The proceeds will be used in the normal course of business operations.

The Company issued a total of 950,000 Class B shares to settle debts owing to an arm’s length creditor subsequent to June 30, 2024.

On August 9, 2024, the Company announced a share consolidation and name change, effective August 15, 2024.

The Company will consolidate its shares on a 65:1 basis and change its name to "Quantum BioPharma Ltd." with a new trading symbol "QNTM" on both NASDAQ and CSE. This move aims to regain compliance with NASDAQ's minimum bid price requirement.